Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Tom Dolan	Jacqueline Chen Valencia
	Senior Vice President, Finance and Treasurer	Senior Vice President – Marketing & Communications
	(225) 292-3391	(225) 299-3688
	tom.dolan@amedisys.com	jacqueline.chen@amedisys.com

AMEDISYS REPORTS THIRD QUARTER FINANCIAL RESULTS

RECORDS U.S DEPARTMENT OF JUSTICE SETTLEMENT CHARGE

TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (November 12, 2013) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the third quarter ended September 30, 2013.

U.S. Department of Justice Settlement Charge

During the third quarter of 2013, we recorded an accrual of $150 million related to the tentative settlement of both the U.S. Department of Justice investigation and the Stark Law Self-Referral matter (the “U.S. Department of Justice settlement”). We have agreed to this tentative settlement without any admission of wrongdoing in order to resolve these matters and to avoid the uncertainty and expense of protracted litigation. In connection with the tentative settlement, we expect to enter into a corporate integrity agreement with the Office of the Inspector General – HHS.

On November 11, 2013, we entered into a second amendment to our Credit Agreement dated as of October 26, 2012, amending certain covenants, representations and other provisions to, among other things allow, for the U.S. Department of Justice settlement. In connection with entering into the second amendment, we repaid the $20 million outstanding principal amount of our Series B Senior Notes due March 25, 2014.

Three-Month Periods Ended September 30, 2013 and 2012

•	After adding back for the 2013 period $145.0 million ($90.2 million, net of tax) or $2.86 per diluted share for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items* and deducting for the 2012 period $1.4 million ($1.8 million, net of income tax) or $0.06 per diluted share for certain other items*, our adjusted results were as follows:

•	Net service revenue of $301.6 million compared to $364.3 million in 2012.

•	Net (loss) income from continuing operations attributable to Amedisys, Inc., of $(0.2) million compared to $8.5 million in 2012. (Net (loss) income from continuing operations of $(90.4) million compared to $10.4 million in 2012 on a GAAP basis.)

•	Net (loss) income from continuing operations attributable to Amedisys, Inc. per diluted share of $(0.01) compared to $0.28 per diluted share in 2012. (Net (loss) income from continuing operations attributable to Amedisys, Inc. per diluted share of $(2.87) compared to $0.34 per diluted share in 2012 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $8.7 million compared to $26.4 million in 2012.

Nine-Month Periods Ended September 30, 2013 and 2012

•	After adding back for the 2013 period $152.1 million ($94.6 million, net of tax) or $3.04 per diluted share for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items* and after adding back for the 2012 period $3.7 million ($1.2 million, net of income tax) or $0.04 per diluted share for certain other items*, our adjusted results were as follows:

•	Net service revenue of $947.1 million compared to $1.1 billion in 2012.

•	Net income from continuing operations attributable to Amedisys, Inc., of $10.1 million compared to $26.8 million in 2012. (Net (loss) income from continuing operations of $(84.5) million compared to $25.7 million in 2012 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.32 compared to $0.89 per diluted share in 2012. (Net (loss) income from continuing operations attributable to Amedisys, Inc. per diluted share of $(2.72) compared to $0.85 per diluted share in 2012 on a GAAP basis.)

•	EBITDA of $46.5 million compared to $81.5 million

*	See page 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures

William F. Borne, Chief Executive Officer stated, “Adjusting for the accrual related to our U.S. Department of Justice settlement, and for other certain items disclosed in more detail elsewhere in this earnings release, we reported results for the quarter that were below expectations. We ended the quarter with an adjusted loss from continuing operations of 1 cent per diluted share which caused us to lower our guidance for the year. Consistent with previous communications, these adjusted numbers do not include legal costs associated with the U.S. Department of Justice and other matters. Results were impacted by soft volume in both our home health and hospice business units and higher costs, primarily in our home health cost of revenue line.

Updated 2013 Guidance

•	Net service revenue is anticipated to be in the range of $1.240 billion to $1.250 billion.

•	Diluted earnings per share is expected to be in the range of $0.20 to $0.25 based on an estimated 31.7 million shares outstanding.

This guidance excludes the accrual related to our U.S. Department of Justice settlement, and other certain items disclosed in more detail elsewhere in this earnings release. However, our guidance includes an estimate of legal costs associated with our on-going legal matters.

We urge caution in considering the current trends and 2013 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please call a few minutes before 10:00 a.m. ET on Tuesday, November 12, 2013, to either (877) 512-9171 (Toll free) or (815) 573-0979 (Toll), use conference ID #93623188. A replay of the conference call will be available through November 19, 2013. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll), use conference ID #93623188.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, our ability to divest care centers currently held for sale, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to agree on the terms of a settlement to resolve both the U.S. Department of Justice investigation and the Stark Law Self-Referral matter or fund required settlement payments in the manner currently contemplated and changes in law or developments with respect to any litigation or investigations relating to the Company, including the SEC investigation, the OIG Self-Disclosure issues and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net (loss) income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net (loss) income from continuing operations attributable to Amedisys, Inc. excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*, and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	September 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$43,626	$14,545
Patient accounts receivable, net of allowance for doubtful accounts of $15,601 and $20,994	111,149	169,172
Prepaid expenses	11,460	10,631
Deferred income taxes	57,008	—
Other current assets	9,819	11,440
Assets held for sale	1,348	—

Total current assets	234,410	205,788
Property and equipment, net of accumulated depreciation of $125,392, and $113,154	160,077	156,709
Goodwill	208,126	209,594
Intangible assets, net of accumulated amortization of $24,926 and $23,457	42,332	47,050
Deferred tax asset	83,123	92,804
Other assets, net	26,501	18,650

Total assets	$754,569	$730,595

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,362	$29,175
Accrued charge related to U.S. Department of Justice settlement	150,000	—
Payroll and employee benefits	68,923	79,341
Accrued expenses	54,340	54,855
Current portion of long-term obligations	34,855	35,807
Current portion of deferred income taxes	—	5,609

Total current liabilities	332,480	204,787
Long-term obligations, less current portion	36,000	66,904
Other long-term obligations	8,297	4,671

Total liabilities	376,777	276,362

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 33,278,397 and 31,876,508 share issued; and 32,409,474 and 31,086,619 share outstanding	33	32
Additional paid-in capital	462,962	450,792
Treasury stock at cost, 868,923 and 789,889 shares of common stock	(18,080)	(17,116)
Accumulated other comprehensive income	15	15
Retained earnings	(67,932)	18,617

Total Amedisys, Inc. stockholders’ equity	376,998	452,340
Noncontrolling interests	794	1,893

Total equity	377,792	454,233

Total liabilities and equity	$754,569	$730,595

Statement of Operations Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2013	2012	2013	2012
Net service revenue	$301,639	$364,343	$947,165	$1,090,673
Cost of service, excluding depreciation and amortization	175,483	206,970	539,582	612,929
General and administrative expenses:
Salaries and benefits	73,993	78,711	229,123	246,155
Non-cash compensation	1,653	1,284	4,933	6,065
Other	40,360	46,760	123,734	135,564
Provision for doubtful accounts	3,971	5,487	12,531	15,788
Depreciation and amortization	10,471	9,771	32,152	29,375
U.S. Department of Justice settlement	150,000	—	150,000	—

Operating expenses	455,931	348,983	1,092,055	1,045,876

Operating (loss) income	(154,292)	15,360	(144,890)	44,797
Other income (expense):
Interest income	18	10	40	52
Interest expense	(687)	(1,982)	(2,523)	(6,058)
Equity in earnings from equity investments	354	390	1,054	1,091
Gain on sale of care centers	1,451	—	1,808	—
Miscellaneous, net	5,102	(9)	5,296	298

Total other income (expense), net	6,238	(1,591)	5,675	(4,617)

(Loss) income before income taxes	(148,054)	13,769	(139,215)	40,180
Income tax benefit (expense)	56,962	(3,332)	53,454	(14,296)

(Loss) income from continuing operations	(91,092)	10,437	(85,761)	25,884
Discontinued operations, net of tax	(686)	(442)	(2,036)	(2,460)

Net (loss) income	(91,778)	9,995	(87,797)	23,424
Net loss (income) attributable to noncontrolling interests	709	(73)	1,248	(200)

Net (loss) income attributable to Amedisys, Inc.	$(91,069)	$9,922	$(86,549)	$23,224

Basic earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(2.87)	$0.34	$(2.72)	$0.86
Discontinued operations, net of tax	(0.02)	(0.01)	(0.06)	(0.08)

Net (loss) income attributable to Amedisys, Inc. common stockholders	$(2.89)	$0.33	$(2.78)	$0.78

Weighted average shares outstanding	31,505	30,055	31,102	29,741

Diluted earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(2.87)	$0.34	$(2.72)	$0.85
Discontinued operations, net of tax	(0.02)	(0.01)	(0.06)	(0.08)

Net (loss) income attributable to Amedisys, Inc. common stockholders	$(2.89)	$0.33	$(2.78)	$0.77

Weighted average shares outstanding	31,505	30,423	31,102	30,068

Amounts attributable to Amedisys, Inc. common stockholders:
(Loss) income from continuing operations	$(90,383)	$10,364	$(84,513)	$25,684
Discontinued operations, net of tax	(686)	(442)	(2,036)	(2,460)

Net (loss) income	$(91,069)	$9,922	$(86,549)	$23,224

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods ended September 30,		For the Nine-Month Periods ended September 30,
	2013	2012	2013	2012
Net cash provided by operating activities	$27,885	$21,761	$93,862	$53,866
Net cash used in investing activities	(11,241)	(12,318)	(35,456)	(40,249)
Net cash used in financing activities	(3,136)	(7,495)	(29,325)	(22,515)

Net increase (decrease) in cash and cash equivalents	13,508	1,948	29,081	(8,898)
Cash and cash equivalents at beginning of period	30,118	37,158	14,545	48,004

Cash and cash equivalents at end of period	$43,626	$39,106	$43,626	$39,106

Days revenue outstanding, net(1)	32.0	38.7	32.0	38.7

(1)	Our calculation of days revenue outstanding, net at September 30, 2013 and 2012 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended September 30, 2013 and 2012, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended			For the Nine-Month Period Ended
	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2013
Financial Information (in millions):
Medicare	$213.0	$204.9	$193.7	$611.6
Non-Medicare	49.6	46.0	43.4	139.0

Net service revenue	262.6	250.9	237.1	750.6
Cost of service	150.8	143.6	140.9	435.3

Gross margin	111.8	107.3	96.2	315.3
Other operating expenses	85.0	81.8	79.7	246.5

Operating income	$26.8	$25.5	$16.5	$68.8

Key Statistical Data:
Medicare:
Same Store Volume (1)
Revenue	(8%)	(10%)	(12%)	(10%)
Admissions	3%	0%	(2%)	0%
Recertifications	(17%)	(18%)	(21%)	(19%)
Total (2):
Admissions	50,117	47,825	45,481	143,423
Recertifications	28,723	27,534	26,150	82,407
Completed Episodes	76,019	75,594	70,498	222,111
Visits	1,373,446	1,325,248	1,254,903	3,953,597
Average revenue per completed episode (3)	$2,778	$2,831	$2,822	$2,810
Visits per completed episode (4)	17.5	17.7	17.3	17.5
Non-Medicare(2):
Admissions	21,675	18,283	17,884	57,842
Recertifications	8,223	7,555	7,279	23,057
Visits	423,903	381,770	359,822	1,165,495
Total(2):
Cost per Visit	$83.89	$84.11	$87.33	$85.05
Visits	1,797,349	1,707,018	1,614,725	5,119,092

	For the Three-Month Periods Ended				For the Year Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 30, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$233.4	$231.7	$227.2	$224.3	$916.6
Non-Medicare	57.0	61.6	63.0	55.8	237.4

Net service revenue	290.4	293.3	290.2	280.1	1,154.0
Cost of service	164.8	167.0	168.9	162.1	662.8

Gross margin	125.6	126.3	121.3	118.0	491.2
Other operating expenses	92.9	89.6	90.2	90.0	362.7

Operating income before impairment (5)	$32.7	$36.7	$31.1	$28.0	$128.5

Key Statistical Data:
Medicare:
Same Store Volume (1)
Revenue	(8%)	(8%)	(5%)	(7%)	(7%)
Admissions	(2%)	2%	1%	1%	0%
Recertifications	(5%)	(7%)	(6%)	(12%)	(8%)
Total (2):
Admissions	49,150	48,433	47,429	47,730	192,742
Recertifications	34,634	34,240	34,071	31,679	134,624
Completed Episodes	79,233	80,438	78,794	79,329	317,794
Visits	1,569,067	1,563,444	1,515,731	1,438,125	6,086,367
Average revenue per completed episode (3)	$2,876	$2,884	$2,864	$2,846	$2,867
Visits per completed episode (4)	18.7	19.1	18.9	18.4	18.8
Non-Medicare (2):
Admissions	22,406	23,160	23,469	21,209	90,244
Recertifications	9,528	10,518	11,273	10,040	41,359
Visits	489,276	526,712	535,280	465,248	2,016,516
Total (2):
Cost per Visit	$80.08	$79.91	$82.33	$85.19	$81.81
Visits	2,058,343	2,090,156	2,051,011	1,903,373	8,102,883

(1)	Medicare revenue, admissions or recertifications volume is the percent increase (decrease) in our Medicare revenue, admissions or recertifications for the period as a percent of the Medicare revenue, admissions or recertifications of the prior year.
(2)	Based on continuing operations for all periods presented.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(5)	Operating loss of $133.6 million and $33.1 million on a GAAP basis for the three-month period and year ended December 31, 2012, respectively.

Supplemental Information - Hospice

	For the Three-Month Periods Ended			For the Nine-Month Period Ended
	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2013
Financial Information (in millions):
Medicare	$62.8	$61.6	$60.6	$185.0
Non-Medicare	3.8	3.8	3.9	11.5

Net service revenue	66.6	65.4	64.5	196.5
Cost of service	35.2	34.5	34.5	104.2

Gross margin	31.4	30.9	30.0	92.3
Other operating expenses	19.7	18.1	17.8	55.6

Operating income	$11.7	$12.8	$12.2	$36.7

Key Statistical Data:
Same store Medicare revenue growth (1)	(5%)	(11%)	(13%)	(10%)
Hospice Admits	4,957	4,655	4,352	13,964
Average daily census	5,071	5,006	4,917	4,998
Revenue per day	$145.98	$143.61	$142.52	$144.04
Cost of service per day	$77.04	$75.34	$75.79	$76.06
Average length of stay	103	99	98	100

	For the Three-Month Periods Ended				For the Year Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$65.1	$69.5	$70.3	$67.8	$272.7
Non-Medicare	4.1	4.0	3.8	4.1	16.0

Net service revenue	69.2	73.5	74.1	71.9	288.7
Cost of service	36.3	37.8	38.1	37.1	149.3

Gross margin	32.9	35.7	36.0	34.8	139.4
Other operating expenses	17.6	18.9	20.2	20.9	77.6

Operating income	$15.3	$16.8	$15.8	$13.9	$61.8

Key Statistical Data:
Same store Medicare revenue growth (1)	17%	22%	13%	3%	13%
Hospice Admits	4,854	4,849	4,667	4,629	18,999
Average daily census	5,171	5,478	5,592	5,381	5,406
Revenue per day	$147.05	$147.31	$144.10	$145.24	$145.89
Cost of service per day	$77.00	$75.68	$73.97	$74.85	$75.34
Average length of stay	92	95	102	106	99

(1)	Same store Medicare revenue volume is the percent increase (decrease) in our Medicare revenue for the period as a percent of the Medicare revenue of the prior year.

Supplemental Information —  Corporate

	For the Three-Month Periods Ended			For the Nine-Month Period Ended
	March 31, 2013	June 30, 2013	September 30, 2013	September 30, 2013
Financial Information (in millions):
Depreciation and amortization	$6.7	$8.5	$7.5	$22.7
U.S. Department of Justice settlement	—	—	150.0	150.0
Other operating expenses	26.4	25.8	25.5	77.7

Operating (loss) income	$(33.1)	$(34.3)	$(183.0)	$(250.4)

	For the Three-Month Periods Ended				For the Year Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012
Financial Information (in millions):
Depreciation and amortization	$6.2	$6.0	$5.8	$6.5	$24.5
Other operating expenses	28.1	31.6	25.8	27.8	113.3

Operating (loss) income	$(34.3)	$(37.6)	$(31.6)	$(34.3)	$(137.8)

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2013	2012	2013	2012
Net (loss) income from continuing operations attributable to Amedisys, Inc.	$(90,383)	$10,364	$(84,513)	$25,684
Add:
Provision for income taxes	(56,962)	3,332	(53,454)	14,296
Interest expense, net	669	1,972	2,483	6,006
Depreciation and amortization	10,471	9,771	32,152	29,375

EBITDA (1)	$(136,205)	$25,439	$(103,332)	$75,361

Add:
Certain items (2)	144,955	(1,427)	152,090	3,686
Intangible write-off	(1,542)	—	(3,828)	—
Tax adjustments	1,534	2,404	1,534	2,404

Adjusted EBITDA (3)	$8,742	$26,416	$46,464	$81,451

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc.:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2013	2012	2013	2012
Net (loss) income from continuing operations attributable to Amedisys, Inc.	$(90,383)	$10,364	$(84,513)	$25,684
Add:
Certain items (2)	90,181	(1,833)	94,576	1,153

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. (4)	$(202)	$8,531	$10,063	$26,837

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2013	2012	2013	2012
Net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	$(2.87)	$0.34	$(2.72)	$0.85
Add:
Certain items (2)	2.86	(0.06)	3.04	0.04

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$(0.01)	$0.28	$0.32	$0.89

(1)	EBITDA is defined as net (loss) income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items for the three and nine month periods ended September 30, 2013 and 2012:

	For the Three- Month Period Ended September 30, 2013			For the Nine- Month Period Ended September 30, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
U.S. Department of Justice settlement	$150,000	$93,878	$2.98	$150,000	$93,878	$3.02
D&O proceeds	(5,530)	(3,406)	(0.11)	(5,530)	(3,406)	(0.11)
Exit activity costs	—	—	—	1,569	966	0.03
Impairment of intangibles	1,542	950	0.03	3,828	2,358	0.08
Gain on sale of care centers	(1,451)	(894)	(0.03)	(1,808)	(1,114)	(0.04)
Legal fees (investigations)	931	573	0.02	4,568	2,814	0.09
Tax adjustment	(1,534)	(1,534)	(0.05)	(1,534)	(1,534)	(0.05)
OIG self-disclosure	997	614	0.02	997	614	0.02

Total	$144,955	$90,181	$2.86	$152,090	$94,576	$3.04

	For the Three- Month Period Ended September 30, 2012			For the Nine- Month Period Ended September 30, 2012
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Legal fees (investigations)	$977	$571	$0.02	$6,090	3,557	0.12
Tax adjustment	(2,404)	(2,404)	(0.08)	(2,404)	(2,404)	(0.08)

Total	$(1,427)	$(1,833)	$(0.06)	$3,686	$1,153	$0.04

(3)	Adjusted EBITDA is defined as net (loss) income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net (loss) income from continuing operations attributable to Amedisys, Inc. excluding the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and certain other items*. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted (loss) earnings from continuing operations per share excluding the earnings per share effect of the accrual for the U.S. Department of Justice settlement, proceeds from our D&O insurance and other certain other items*. Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.